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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                August 13, 2002


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                            CNA FINANCIAL CORPORATION

            (Exact Name of Registrant as Specified in Charter)





               DELAWARE                  1-5823              36-6169860
     (State or Other Jurisdiction      (Commission         (IRS Employer
           of Incorporation)           File Number)      Identification No.)

       CNA PLAZA, CHICAGO, ILLINOIS                             60685
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code         (312) 822-5000

       (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are furnished under Item 9 of this Current Report on Form 8-K:


Exhibit 99.1

Certification dated August 13, 2002 by the chief executive officer of the Company pursuant to 18 U.S.C. ss. 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) with respect to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002

Exhibit 99.2

Certification dated August 13, 2002 by the chief financial officer of the Company pursuant to 18 U.S.C. ss. 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) with respect to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002


Item 9.  Regulation FD Disclosure

On August 13, 2002, the chief executive officer and chief financial officer of the Company each submitted to the Commission the written certification required by 18 U.S.C. ss. 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of
2002) with respect to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. Copies of these submissions are furnished as Exhibits 99.1 and 99.2 hereto.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   CNA FINANCIAL CORPORATION


Date:   August 13, 2002                      By:   /s/ Robert V. Deutsch
        ----------------                           ---------------------------
                                                   Robert V. Deutsch
                                                   Executive Vice President and
                                                   Chief Financial Officer






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                                  EXHIBIT INDEX


Exhibit 99.1

Certification dated August 13, 2002 by the chief executive officer of the Company pursuant to 18 U.S.C. ss. 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) with respect to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002

Exhibit 99.2

Certification dated August 13, 2002 by the chief financial officer of the Company pursuant to 18 U.S.C. ss. 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) with respect to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002